UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 8, 2025

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400

Dallas, TX 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On August 8, 2025, Sunoco LP (the “Partnership”) entered into that certain Amendment No. 3 to Third Amended and Restated Credit Agreement among the Partnership, as borrower, certain subsidiaries of the Partnership, as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent (the “Amendment”), which amends that certain Third Amended and Restated Credit Agreement, dated as of May 3, 2024, entered into by and among the Partnership, the lenders and letter of credit issuers from time to time party thereto and Bank of America, N.A., as administrative agent, swingline lender and a letter of credit issuer (as previously amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of May 16, 2025, and that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 17, 2025, the “Credit Agreement”, and the Credit Agreement, as amended by the Amendment, the “Amended Credit Agreement”).

The Credit Agreement was amended to, among other things, provide for up to $2,000,000,000 of cash that has been reserved by the Partnership to fund a portion of the cash consideration for the Parkland Acquisition (as defined in the Credit Agreement) to be netted in calculating the Net Leverage Ratio (as defined in the Amended Credit Agreement) for purposes of the financial maintenance covenant.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 relating to the Amendment under the heading “Amendment to Credit Agreement” is hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of August 8, 2025, by and among Sunoco LP, as borrower, certain subsidiaries of Sunoco LP, as guarantors, Bank of America N.A., as administrative agent and swingline lender and the lenders and LC issuers party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC,
its General Partner

Date: August 8, 2025
	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer

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